UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300

Houston, Texas 77034

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Orion Group Holdings, Inc. (the “Company”) previously filed a Current Report on Form 8-K on August 4, 2023, reporting that Peter R. Buchler, Executive Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary of the Company, would retire effective the later of January 1, 2024, or thirty days after the first day of employment of a new General Counsel. The Company is filing this Current Report on Form 8-K to report that Mr. Buchler has resigned from the positions of General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary of the Company effective November 27, 2023, in connection with the appointment of Edward Chipman Earle as his successor, as discussed further below. To facilitate the transition of his responsibilities, including advising on certain pending legal matters, Mr. Buchler has agreed to continue to serve the Company as Executive Vice President and Legal Advisor, until January 1, 2024.

Item 7.01 Regulation FD Disclosure.

On November 28, 2023, the Company issued a press release announcing the appointment of Edward Chipman Earle as Executive Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer and Corporate Secretary of the Company, effective as of November 27, 2023. The text of the press release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Orion Group Holdings, Inc. dated November 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Orion Group Holdings, Inc. dated November 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: November 28, 2023	By:	/s/ Travis J. Boone
President and Chief Executive Officer